SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

WORLD HEALTH ALTERNATIVES, INC.

(Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

      Common Stock, par value $0.0001 per share

2)	Aggregate number of securities to which transaction applies:

      46,259,950

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

WORLD HEALTH ALTERNATIVES, INC.

777 Penn Center Boulevard, Suite 111

Pittsburgh, PA 15235

(412) 829-7800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2005

The Annual Meeting of Stockholders (the “Annual Meeting”) of World Health Alternatives, Inc., a Florida corporation (the “Company”), will be held at 9:00 a.m., local time, on June 17, 2005, at 777 Penn Center, Boulevard, Suite 111, Pittsburgh, Pennsylvania 15235, for the following purposes:

(1)	To elect three members to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2006 or until their successors are duly elected and qualified; and

(2)	To ratify the appointment of Daszkal Bolton LLP, as the Company’s independent certified public accountant for the fiscal year ending December 31, 2004; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on May 20, 2005, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors

Pittsburgh, PA	/S/ RICHARD E. MCDONALD
May 21, 2005	RICHARD E. MCDONALD
CHAIRMAN OF THE BOARD

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

WORLD HEALTH ALTERNATIVES, INC.

777 Penn Center Boulevard, Suite 111

Pittsburgh, PA 15235

(412) 829-7800

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of World Health Alternatives, Inc., a Florida corporation (the “Company”), of proxies from the holders of the Company’s common stock, par value $.0001 per share (the “Common Stock”), for use at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, on June 17, 2005, at 777 Penn Center Boulevard, Suite 111, Pittsburgh, Pennsylvania 15235, and at any adjournment thereof (the “Annual Meeting”), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is May 20, 2005. Stockholders should review the information provided herein in conjunction with the Company’s 2004 Annual Report, which was filed with the Securities and Exchange Commission on April 15, 2005, and the Company’s quarterly filings on Form 10-QSB. The Company’s principal executive offices are located at 777 Penn Center Boulevard, Suite 111, Pittsburgh, PA 15235 (412) 829-7800.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s President at the Company’s executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Richard E. McDonald, World Health Alternatives, Inc., 777 Penn Center Boulevard, Suite 111, Pittsburgh, PA 15235.

PURPOSE OF THE MEETING

At the Annual Meeting, the Company’s Stockholders will consider and vote upon the following matters:

(1)	To elect three members to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2006 or until their successors are duly elected and qualified; and

(2)	To ratify the appointment of Daszkal Bolton LLP, as the Company’s independent certified public accountant for the fiscal year ending December 31, 2004; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; and (b) FOR the proposal to ratify the appointment of Daszkal Bolton LLP, as the Company’s independent certified public accountant. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder’s shares will be voted in accordance with the specification so made.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

The Company trades on the OTC Bulletin Board under the symbol “WHAI.OB.” Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on May 20, 2005 as the record date (the “Record Date”) for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein, there are 46,259,950 shares of Common Stock, $.0001 par value (the “Common Stock”) issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the appointment of Daszkal Bolton LLP as the Company’s independent certified public accountant for the fiscal year ending December 31, 2004 will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no affect on the outcome of the proposals to be voted upon at the Annual Meeting.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company’s principal executive office for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of May 2, 2005 by: (i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director; (iii) each current executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock that the named person has the right to acquire, through conversion or option exercise or otherwise, within 60 days after May 2, 2005. Beneficial ownership calculations for 5% stockholders are based on our knowledge and publicly-filed Schedule 13Ds or 13Gs. Unless otherwise indicated, the address of each beneficial owner listed below is c/o President, World Health Alternatives, Inc., 777 Penn Center Boulevard, Suite 111, Pittsburgh, Pennsylvania 15235. Percentage of beneficial ownership is based on 46,259,950 shares of common stock outstanding as of May 2, 2005, 4,274,333 shares of common stock that may be acquired pursuant to convertible debentures and 2,657,682 shares of common stock that may be acquired pursuant to warrants and options on or before June 29, 2005.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Stock	Percentage of Class of Common Shares Owned
Richard E. McDonald (1)(2)	5,249,674	11.3%

John W. Higbee (1)	10,000	*

Frederick R. Jackson, Sr. (1)	10,000	*

John C. Sercu (2)(5)	1,036,496	2.2%

All directors and officers of the Corporation as a group including those named above (4 persons) (3)	6,286,170	13.6%

Anthony D. Altavilla 510 E. 96th Street Suite 125 Indianapolis, IN 46240 (4)	2,989,000	6.5%

Richard F. Thompson 11116 Estancia Way, Carmel, IN 46032	2,731,675	5.9%

(1)	Director

(2)	Officer

(3)	Comprised of 6,286,170 shares of common stock.

(4)	Includes shares held by Altavilla Family Trust and Anthony D. Altavilla Trust and Leslie T. Altavilla Trust.

(5)	John C. Sercu received 1,000,000 shares of common stock in return for his ownership interest in Pulse Healthcare Stuffing, Inc. and the remaining 36,496 shares of common stock in return for his ownership interest in Parkar Services, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Related Party Transactions Within The Past Two Years. The following are certain transactions or proposed transactions during the last two years to which we were a party, or proposed to be a party, in which certain persons had a direct or indirect material interest.

•	December 24, 2003 Equity Transaction

On December 24, 2003, we sold to Barron Partners, LP and certain investors (“Investors”) an aggregate of 2,750,000 shares of our common stock at $0.60 per share, for an aggregate purchase price of $1,650,000 (“Investment Shares”). In connection with this transaction, we also issued to the Investors three types of warrants, all of which expire five years from the date of issuance. The Investment Shares and the Warrants were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended (“Securities Act”).

The first series of warrants (the “First Warrants”) provided the Investors the right to purchase up to 3,333,300 shares of our common stock. The First Warrants had an exercise price of $0.60 per share, resulting in proceeds of $2,000,000 to us upon their full exercise. We could call, for $0.001 per warrant, the First Warrants if the average price of our common stock was 122% of the exercise price for twenty consecutive trading days and we had a registration statement effective for the same twenty consecutive trading days. The First Warrants contained a put provision providing that, if at any time prior to April 22, 2004 we enter into a definitive purchase agreement with a company that meets certain predefined criteria stated therein, we may require the Investors to exercise the First Warrants in whole.

The second series of warrants (the “Second Warrants”) provided the Investors the right to purchase 1,000,000 shares of our common stock. The Second Warrants had an exercise price of $1.50 per share, resulting in proceeds of $1,500,000 to us upon their full exercise. We may call, for $0.001 per warrant, the Second Warrants if the average price of our common stock exceeds 125% of the exercise price for twenty consecutive trading days and a registration statement that registers the shares underlying the Second Warrants for resale has been declared and remains effective for the same twenty consecutive trading days.

The third series of warrants (the “Third Warrants” and, together with the First Warrants and Second Warrants, the “Warrants”) provided the Investors the right to purchase 1,000,000 shares of our common stock. The Third Warrants have an exercise price of $2.00 per share, resulting in proceeds of $2,000,000 to us upon their full exercise. We may call, for $0.001 per warrant, the Third Warrants if the average price of our common stock exceeds 125% of the exercise price for twenty consecutive trading days and a registration statement that registers the shares underlying the Third Warrants for resale has been declared and remains effective for the same twenty consecutive trading days.

In connection with this transaction, we entered into a registration rights agreement. That agreement, in part, provided certain registration rights to the Investors, established payments to them based on a percentage of the purchase price of the Investment Shares and Warrants if certain registration obligations are unmet and contained customary cross-indemnification covenants between us and the Investors. We were required to cause the registration statement to become effective by August 24, 2004. In October 2004, our registration statement covering these shares was declared effective.

In conjunction with the aforementioned financing, we redeemed 1,375,000 common shares each from Marc Roup and Richard McDonald, executive officers of the Company at that time, in connection with the 2,750,000 common share issuance. We did not and will not provide any consideration or compensation to Messrs. Roup and McDonald in return for the redemption of their common stock.

We utilized the proceeds from the sale of our common stock for general business purposes, debt restructuring and to fund our acquisition of certain assets of Superior Staffing Solutions, Inc. The finder’s fee associated with this transaction was $75,000.

During 2004, Barron Partners and certain investors who were parties to the December 24, 2003 private placement acquired an aggregate of 5,333,330 shares of our restricted common stock by exercising all of the aforementioned warrants for a total investment of $5,500,000. Included in that total was the acquisition of 4,266,640 shares of our common stock by Barron Partners, LP, the lead investor in the December 24, 2003 private placement. Management believes that the transaction was exempt from registration pursuant to Rule 506 and Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering, as the recipient had sufficient knowledge and experience in financial and business matters that it was able to evaluate the merits and risks of an investment in us, it had access to the type of information normally provided in a prospectus, and the transaction was non-recurring and privately negotiated.

•	January 22, 2004 Equity Financing

On January 22, 2004, we sold to certain investors an aggregate of 2,000,000 shares of our common stock at $1.00 per share, for an aggregate purchase price of $2,000,000. Management believes that the transaction was exempt from registration pursuant to Rule 506 and Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering, as the recipient had sufficient knowledge and experience in financial and business matters that it was able to evaluate the merits and risks of an investment in us, it had access to the type of information normally provided in a prospectus, and the transaction was non-recurring and privately negotiated.

•	January 30, 2004 Equity Financing

On January 30, 2004, we sold to Guerrilla Partners L.P. an aggregate of 100,000 shares of our common stock at $1.00 per share, for an aggregate purchase price of $100,000. The finder’s fee associated with this transaction was $62,000, with the offset against Additional Paid in Capital. The financing also provided the Investors with warrants, which expire five years from their issuance, to purchase 100,000 shares of our common stock at an exercise price of $1.00 per share, resulting in proceeds of $100,000 to us upon its full exercise. In December 2004, warrants for 20,000 shares of our common stock were exercised, resulting in proceeds of $20,000 to us. Management believes that the transaction was exempt from registration pursuant to Rule 506 and Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering, as the recipient had sufficient knowledge and experience in financial and business matters that it was able to evaluate the merits and risks of an investment in us, it had access to the type of information normally provided in a prospectus, and the transaction was non-recurring and privately negotiated.

•	August 4, 2004 Equity and Debt Financing

Effective August 4, 2004, we closed on an $11 million financing transaction with a group of private investors (“Investors”). The financing consisted of two components: (a) an equity portion for $4,317,500 and (b) a debenture portion for $6,682,500. Management believes that the transaction was exempt from registration pursuant to Rule 506 and Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering, as the recipient had sufficient knowledge and experience in financial and business matters that it was able to evaluate the merits and risks of an investment in us, it had access to the type of information normally provided in a prospectus, and the transaction was non-recurring and privately negotiated.

For the equity portion, we issued units consisting of 2,158,750 shares of common stock and Warrants to purchase 647,625 shares of common stock with an aggregate purchase price of $4,317,500. Upon closing on the Stock Purchase Agreement between us and the Investors, we issued 2,158,750 shares of our common stock at $2.00 per share for an aggregate purchase price of $4,317,500. Additionally, we provided the Investors with a Warrant to purchase shares of our common stock. Management believes that the transaction was exempt from registration pursuant to Rule 506 and Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering, as the recipient had sufficient knowledge and experience in financial and business matters that it was able to evaluate the merits and risks of an investment in us, it had access to the type of information normally provided in a prospectus, and the transaction was non-recurring and privately negotiated.

The Warrant provided for the Investors to purchase an aggregate of 647,625 shares of our common stock. The Warrants, which expire five years from the date of issuance, have an exercise price of $3.50 per share, resulting in aggregate proceeds of $2,266,687 to us upon their exercise. We may call each Warrant, for $0.001 per warrant, if the average price of our common stock is 150% of the exercise price for twenty consecutive trading days and we have a Registration Statement effective for the same twenty consecutive trading days. Management believes that the transaction was exempt from registration pursuant to Rule 506 and Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering, as the recipient had sufficient knowledge and experience in financial and business matters that it was able to evaluate the merits and risks of an investment in us, it had access to the type of information normally provided in a prospectus, and the transaction was non-recurring and privately negotiated. In October 2004, our registration statement covering these shares was declared effective.

For the debenture portion, we issued units consisting of debentures and warrants to purchase shares of common stock with an aggregate purchase price of $6,682,500. Upon closing on the Debenture Purchase Agreement between us and the Investors, we issued $6,682,500 of debentures with a 7 1/2% interest coupon. An escrow of $801,188 was provided at closing to ensure payment of prospective interest payments. As we make the required interest payments, funds will be released from the escrow. At our option, the interest may be paid in either cash or shares of our common stock. If we choose to pay any interest payment with shares of our restricted common stock, the price used to determine the number of shares to be issued is the lesser of $2.15 per share or 90% of the twenty prior days volume weighted average stock price. The debentures are convertible into shares of our common stock at a conversion price of $2.15 per share, which would result in the issuance of 3,108,139 shares of our common stock if all debentures are converted. We can force the conversion of the debentures into shares of our common stock if the average closing price of our shares of common stock on the trading market on which the common stock is then listed for trading exceeds 200% of $2.15 per share for twenty consecutive trading days and we have a registration statement effective for the same twenty consecutive trading days. In October 2004, our registration statement covering these shares was declared effective. If the debentures are not converted into our restricted common stock, they mature on August 4, 2007. Additionally, we provided the Investors with a Warrant to purchase shares of our common stock.

The Warrant provides the Investors with the right to purchase an aggregate of 932,442 shares of our common stock. The Warrant, which expires five years from the date of issuance, has an exercise price of $2.596 per share, resulting in proceeds of $2,420,619 to us upon their exercise. Additionally, we provided the investment banker for the transaction with a warrant to purchase 167,062 shares of our common stock at the aforementioned terms.

Of the total proceeds from the issuance of the debenture, $2,012,091 was allocated to the warrants associated with the debenture as the estimated fair value and $2,113,535 was allocated to the conversion feature associated with the debenture and classified as additional paid in capital. The amount allocated to the conversion feature and warrants will be accreted back to the debentures over the shorter of the period until conversion of the debenture or three years, which is the life of the debenture, utilizing the effective interest method. Interest expense recognized related to this transaction was $137,403 for the three and nine months ended September 30, 2004.

We utilized the proceeds from the August 2004 sale of our common stock and Debenture to retire certain outstanding long-term debt, including certain obligations stemming from our acquisition of Pulse Healthcare Staffing, Inc.

Between October 1, 2004 and November 8, 2004, the debenture holders that were parties to the August 4, 2004 financing transaction converted all $6,682,500 of debentures issued in the August 2004 financing into 3,108,140 shares of our common stock. As a result of the conversion of all of the debentures, we recognized $4,424,173 of non-cash interest expense in the quarter ending December 31, 2004 for the accretion of the debentures to face value. The conversion resulted in an approximate $2.26 million increase to Stockholders’ Equity in the quarter ending December 31, 2004.

Between November 15 and 18, 2004, debenture holders from the August 4, 2004 financing transaction acquired an aggregate of 932,442 shares of our restricted common stock by exercising warrants repriced to a $2.15 per share exercise price, for a total investment of $2,004,750.

•	October 22, 2004 Debt Financing

Effective October 22, 2004, we closed on a financing transaction with a group of private investors (“Investors”) of up to $11,825,000. The financing consisted of two components: (a) $11,825,000 Principal Amount of Debentures, at an interest rate of 7% per annum and (b) Warrants registered in the name of each Investor to purchase up to a number of shares of our common stock equal to 25% of such Investor’s Subscription Amount divided by the Closing Price for our common stock on October 22, 2004 of $3.94. The Investors have the right to purchase an aggregate of 754,913 shares of our restricted common stock. The Warrants have an exercise price of 105% of the average of our five Closing Prices for the five business days prior to October 22, 2004, resulting in an exercise price of $4.425 per share. The Warrant, which expires three years from the date of issuance, results in proceeds of $3,092,557 to us upon its exercise.

We have the sole right for the first 120 days to redeem the debenture for cash only with no issuance of equity, otherwise the debenture matures on October 22, 2005. Subsequent to the 120-day period, at the option of the holder, the debentures are convertible into shares of our common stock at a conversion price of $2.15 per share, which would result in the issuance of 3,953,488 shares of our common stock if all debentures are converted.

The shares of common stock underlying the securities sold in this financing will be registered for resale on a registration statement to be filed by us if such shares are to be issued in accordance with the agreements and we have not converted the debenture for cash during the first 120 days.

Of the total proceeds from the issuance of the debenture, $1,705,449 was allocated to the warrants associated with the debenture as the estimated fair value and $6,196,716 was allocated to the conversion feature associated with the debenture and classified as additional paid in capital. The amount allocated to the conversion feature and warrants was to be accreted back to the debentures over the shorter of the period until conversion of the debenture or one year, which is the life of the debenture, utilizing the effective interest method. Interest expense recognized related to this transaction was $1,471,632 for the three months and year ended December 31, 2004.

On December 15, 2004, the debenture holders converted $6,684,888 of debentures issued into 2,228,296 shares of our restricted common stock, at a conversion price of $3.00 per share. The remaining debentures of $5,149,250 were redeemed at a 12% premium, as required by the debenture agreement, resulting in a $5,767,160 payment. As a result of the conversion of all of the debentures, we recognized $4,534,674 of non-cash interest expense in the quarter ending December 31, 2004 for the accretion of the debentures to face value and a $555,176 loss on debt extinguished relating to the debentures redeemed.

We utilized the proceeds from the October 2004 sale of our Debentures to retire the debentures issued in the August 2004 financing and to provide a portion of the funding for the Travel Nurse Solutions, Inc. and J&C Nationwide, Inc. acquisitions.

•	December 15, 2004 Equity Financing

Effective December 15, 2004, we closed on a financing transaction with a group of private investors (“Investors”) of up to $11,825,000. The financing consisted of two components: (a) 12,823 shares of Series A Convertible Preferred Stock with a principal amount of $12,823,000, at a dividend rate of 8% per annum and (b) Warrants registered in the name of each Investor to purchase up to a number of shares of our common stock equal to 25% of such Investor’s Subscription Amount divided by the subscription amount of $3.00 per share. The Investors have the right to purchase an aggregate of 1,068,583 shares of our restricted common stock. The Warrants have an exercise price equal to the closing price of our common stock on the day prior to the closing ($3.86). The Warrant, which expires five years from the date of issuance, results in proceeds of $4,124,730 to us upon its exercise. The dividends are cumulative until December 31, 2006, and will be paid from an escrow established at closing if the Investors elect to be paid in cash. Under certain circumstances, the Investors may elect to be paid in shares of our common stock.

The Preferred Stock is convertible into shares of our common stock at a conversion price of $3.00 per share, which would result in the issuance of 4,274,333 shares of our common stock if all preferred stock is converted.

The shares of common stock underlying the securities sold in this financing will be registered for resale on a registration statement to be filed by us if such shares are to be issued in accordance with the agreements.

We used the proceeds from this financing transaction to satisfy the outstanding obligations underlying the Debentures arising from the financing arrangement entered into on October 22, 2004.

Of the total proceeds from the issuance of the Preferred Stock, $3,003,591 was allocated to the warrants associated with the debenture as the estimated fair value and $6,850,491 was allocated to the conversion feature associated with the preferred stock and classified as additional paid in capital. The amount allocated to the conversion feature and warrants was immediately accreted back to the preferred stock as the preferred stock is immediately convertible into the Company’s common stock. A preferred stock dividend of $10,576,320 was recognized related to this transaction for the three months and year ended December 31, 2004.

Other expense recognized related to this transaction was 1,612,688 for the three months and year ended December 31, 2004 for mark to market accounting relative to the redemption and conversion features of the preferred stock.

Other than the transactions disclosed herein and a related party loan of $3,010,420 from Richard McDonald, our President and Chief Executive Officer, we have not entered into any material transactions having an aggregate value in excess of $60,000 with any director, executive officer, nominee for director, beneficial owner of five percent (5%) or more of our common stock, or family members of such aforementioned persons.

BOARD OF DIRECTORS AND OFFICERS

The current Board of Directors consists of Richard E. McDonald, John W. Higbee and Frederick R. Jackson, Sr. Their biographies are in Proposal One herein.

Our executive officers consist of Richard E. McDonald, our President, Chief Executive Officer, Principal Financial and Accounting Officer and Chairman of our Board of Directors. John C. Sercu serves as our Chief Operating Officer.

John C. Sercu has been our Chief Operating Officer since our acquisition of Pulse Healthcare Staffing, Inc. in May 2004. Mr. Sercu was the Chief Executive Officer of Pulse Healthcare Staffing. Prior to joining Pulse, Mr. Sercu served as the Chief Executive Officer of Parker Services, Inc., a privately held, regional staffing company, where he remained Chief Executive Officer until its acquisition by us on December 31, 2004. He has also served as Executive Vice President of Contract Services for Hall Kinion & Associates, a publicly held staffing company, and served in special operations in the United States Army. Mr. Sercu holds a Bachelor of Science in Finance and Marketing from California State University in Sacramento, California and is a graduate of the Graduate Management Program at the University of Washington School of Business. He has also completed advanced studies in information technology, sales force sizing and structure, leadership and management.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The Audit Committee of the Board of Directors operates pursuant to a written charter and is comprised of two directors, both of whom are independent under applicable Securities and Exchange Commission (“SEC”) standards. As long as we are trading on the OTC Bulletin Board, the Audit Committee shall consist of at least two independent directors. Our Audit Committee reviews the work of our independent auditors and management to ensure that each is properly discharging its responsibilities in the area of financial control and reporting. This committee presently consists of Messrs. Higbee and Jackson. Our Board of Directors has designated Mr. Higbee as the Audit Committee’s “financial expert” as that term is defined in Item 401(e) of Regulation S-B of the Securities Act of 1933, as amended, and as the committee’s Chairman, based on his thirty-five year career as a Certified Public Accountant with an international accounting firm, including serving as a partner for twenty-two years and as the head of the audit division of the firm’s Pittsburgh, Pennsylvania office for twelve years.

The Audit Committee’s responsibilities include assisting the Board of Directors in its oversight of our financial statements; our compliance with legal and regulatory requirements, including SEC requirements regarding audit related matters; the performance of our accounting and reporting processes; and the independent auditors’ qualifications, independence, performance and audits. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the independent auditors as well as to all of our personnel. The Audit Committee also has the authority to engage, at our expense, special legal, accounting or such other consultants it deems necessary to assist in the performance of its duties. While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.

EXECUTIVE COMPENSATION

The following table sets forth for the fiscal years ended December 31, 2004, 2003, and 2002 the compensation awarded to, paid to, or earned by, our Chief Executive Officer and our four other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000.

	Annual Compensation						Long-Term Compensation
Name & Position	Year	Salary ($)		Bonus ($)	Other ($)		Restricted Awards($)	Stock Options (#)	L/TIP ($)	All Other
Richard E. McDonald President/Principal Financial Officer/ Principal Accounting Officer/ Chairman of the Board of Directors	2002 2003 2004	$ $ $	187,500 127,400 9,615	0 0 0	$ $ $	14,976* 24,600* 12,000*	0 0 0	0 0 0	0 0 0	$1,755** 0 0

Marc D. Roup Chief Executive Officer/Director ***	2002 2003 2004	$ $	187,500 133,000 0	0 0 0	$ $	21,012* 19,000* 0	0 0 0	0 0 0	0 0 0	$2,895** 0 0

John C. Sercu Chief Operating Officer ****	2004		$144,230	0	$ $	4,000* 99,200 *****	0	0	0	0

*	Refers to automobile lease payments made on behalf of Messrs. Roup, McDonald and Sercu for their personal benefit.

**	Refers to key man life insurance policy payments made on behalf of Messrs. Roup and McDonald.

***	On June 23, 2004, Mr. Roup resigned as our Chief Executive Officer and from our Board of Directors.

****	John C. Sercu has been our Chief Operating Officer since our acquisition of Pulse Healthcare Staffing, Inc. in May 2004.

*****	John C. Sercu received this sum in connection with our acquisition of Pulse Healthcare Staffing, Inc. as cash consideration for his ownership interest in that company.

Employment Agreements, Termination of Employment and Change-in-Control Arrangement

John C. Sercu’s employment agreement with us is for a one year term, with an annual salary of $250,000 (not including optional bonus provisions), and includes standard non-compete and non-solicitation provisions. There are no other current employment agreements between the named executive officers in the table above and us. There are no changes of control arrangements, either by means of a compensatory plan, agreement, or otherwise, involving our current or former executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% shareholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended December 31, 2004, except that John C. Sercu is required to file a Form 3 as a named executive officer.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

During the fiscal years ended December 31, 2004 and 2003, Daszkal Bolton, LLP provided various audit and audit related services to us. The following table shows the fees that the Company paid or accrued for the audit and other services provided by the Company’s auditors for fiscal years 2004 and 2003. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of the Company’s auditors and determined they were compatible. The Audit Committee has the sole right to engage and terminate the Company’s independent accountants, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.

	2004	2003
Audit Fees(1)	$382,619	$47,520
Audit Related Fees(2)		26,000
Tax Fees(3)		—
All Other Fees(4)		—

	$382,619	$73,520

(1)	Audit fees include the financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditors to be able to form an opinion on our consolidated financial statements, specifically, $159,879 for acquisitions and $222,740 for financial statement audit and required quarterly reviews.

(2)	Fees paid in connection with the audit of Superior Staffing Services, Inc. for inclusion in Form 8-K/A filing in connection with the acquisition of substantially all of the assets of that corporation.

(3)	Tax fees include tax return preparation, tax compliance, tax planning and tax advice.

(4)	Fees for products and services other than those in the above three categories.

Determination of Independence

Our Board of Directors has determined that the fees received by Daszkal Bolton, LLP for professional services are compatible with maintaining Daszkal Bolton, LLP’s independence.

Approval of Non-Audit Services

We currently engage Daszkal Bolton, LLP as our independent auditors. In addition to the audit services they provide with respect to our annual audited consolidated financial statements included in our Annual Report on Form 10-KSB and certain other filings with the SEC, Daszkal Bolton, LLP may provide to us in the future certain non-audit related services, such as review of SEC filings and United

States GAAP advice. Effective as of July 20, 2002, the Sarbanes Oxley Act of 2002 requires that all non-auditing services, other than in certain circumstances provided therein, provided to an issuer by the auditor of the issuer be pre-approved by the audit committee of the issuer. Accordingly, our Audit Committee will be required to pre-approve any such services prior to such an engagement.

Code of Conduct and Ethics

The Company has adopted a Code of Business Conduct that applies to its principal executive officer, principal financial officer or controller or persons performing similar functions. Such Code of Business Conduct was filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-KSB filed on April 20, 2004.

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, three directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. There are three nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

NAME	AGE	POSITION
Richard E. McDonald	32	President/Principal Financial Officer/ Principal Accounting Officer/Chairman of the Board of Directors

John W. Higbee	62	Director

Frederick R. Jackson, Sr.	57	Director

Richard E. McDonald has been our President, Principal Financial Officer, Principal Accounting Officer and Chairman of the Board of Directors since February 20, 2003. Mr. McDonald devotes approximately 40 hours per week to our business. From November 1999 to present, Mr. McDonald has been the Chief Financial Officer, Secretary, and Treasurer of our wholly owned subsidiary, Better Solutions., Inc. Since 2004, Mr. McDonald has, among other positions, served as the President and a board member of our wholly owned subsidiaries. Since October 4, 2002, Mr. McDonald has been a limited partner of DR ICE, LP, a Pennsylvania limited partnership that owns and operates a 90,000 square foot sports facility, and a shareholder, the Treasurer and a Director of DR ICE, Inc., a Pennsylvania corporation and the general partner of DR ICE, LP. Mr. McDonald devotes approximately 10 hours per month to DR ICE, LP’s business. From November 1998 to November 1999, Mr. McDonald was an account executive with Robert Half International, Inc., a business consulting firm located in Menlo Park, California. From January 1996 to November 1998, Mr. McDonald was the business manager for the Day Group, a Division of General Motors, located in Pittsburgh, Pennsylvania.

John W. Higbee was appointed to our Board of Directors on February 18, 2004, and will serve until the next annual meeting of stockholders. If nominated and elected at our next annual meeting, Mr. Higbee has agreed to continue to serve on our Board of Directors. Mr. Higbee is currently an independent consultant. From April 2002 to August 2003, Mr. Higbee was Chief Financial Officer of Le-Nature’s, Inc., a privately held company engaged in the beverage business. Previously, Mr. Higbee was employed for thirty-five years with Arthur Andersen LLP, an international accounting firm, including as a partner from 1979 until his retirement in August 2001. He was head of the audit division of Arthur Andersen LLP’s Pittsburgh office for the last twelve years of his career. Mr. Higbee is currently a member of Rent-Way, Inc.’s board of directors and is the chairman of its audit committee. Rent-Way, Inc. is a publicly-traded rental-purchase company.

Frederick R. Jackson, Sr. was appointed to our Board of Directors on February 18, 2004, and will serve until the next annual meeting of stockholders. If nominated and elected at our next annual meeting, Mr. Jackson has agreed to continue to serve on our Board of Directors. Mr. Jackson retired in 2003 from a position with Alcoa, Inc., where he worked for the prior thirty-one years. Alcoa, Inc. is a publicly-traded company that participates in all segments of the aluminum industry. Mr. Jackson has expertise in the areas of fixed asset structuring, multi-location profit centers and corporate structure and finance.

BOARD OF DIRECTORS

Directors are elected at the Company’s annual meeting of Stockholders and serve for one year until the next annual Stockholders’ meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY’S ANNUAL MEETING OF STOCKHOLDERS IN 2006 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors appointed Daszkal Bolton LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2004. A representative of Daszkal Bolton LLP may be present at the Annual Meeting. The representative will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Daszkal Bolton LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF DASZKAL BOLTON LLP AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” “estimates” or “anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in “Note on Forward-Looking Statements” in our Annual Report on Form 10-KSB for the year ended December 31, 2004, and (b) the ability to operate our business in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances or otherwise update these forward looking statements.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the Company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2004 on Form 10-KSB with the SEC, a copy of which is being provided with this proxy statement. A copy of past annual reports on Form 10-KSB (except for certain exhibits thereto) may be obtained, upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, a copy of which is being provided with this proxy statement.

Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

This proxy statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2006 and have it included in our proxy statement must submit the proposal in writing to Richard E. McDonald, at 777 Penn Center Boulevard, Suite 111, Pittsburgh, PA 15235. We must receive the proposal no later than December 31, 2005.

Shareholders intending to present a proposal at the Annual Meeting in 2006, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the “Exchange Act”). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2006 no later than January 20, 2006. If the notice is after January 20, 2006, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2006. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

/s/ RICHARD E. MCDONALD
Richard E. McDonald
President and Director

Pittsburgh, PA

May 2, 2005

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

OF

WORLD HEALTH ALTERNATIVES, INC.

PROXY — ANNUAL MEETING OF SHAREHOLDERS – June 17, 2005

The undersigned, revoking all previous proxies, hereby appoint(s) Richard E. McDonald as Proxy, with full power of substitution, to represent and to vote all Common Stock of World Health Alternatives, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at 777 Penn Center Boulevard, Suite 111 Pittsburgh, Pennsylvania, on June 17, 2005, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1.	ELECTION OF DIRECTORS. Nominee: Richard E. McDonald

John W. Higbee

Frederick R. Jackson, Sr.

FOR ALL NOMINEES LISTED (Except as specified here: )

OR

WITHHOLDING AUTHORITY to vote for the nominee listed above

2. Proposal to Ratify the Appointment of Daszkal Bolton LLP as Independent Auditor.

FOR AGAINST ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO

SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED

FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Dated , 2005

(Print Name) (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer’s or other person’s title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.